Mineral properties	12 Months Ended
Dec. 31, 2012
Mineral Industries Disclosures [Abstract]
Mineral properties
5.	Mineral properties

The Company’s mineral properties consist of the following:

	USA		Canada	Total
	Lost Creek	Other US	Canadian
	Property	Properties	Properties
	$	$	$	$

Balance, December 31, 2010	14,190,954	17,246,977	523,667	31,961,598

Acquisition costs	3,132	142,611	-	145,743

Balance, December 31, 2011	14,194,086	17,389,588	523,667	32,107,341

Acquisition costs	292,384	27,600	-	319,984
Property acquired in asset exchange	970,320	-	-	970,320

Balance, December 31, 2012	15,456,790	17,417,188	523,667	33,397,645

United States

Lost Creek Property

The Company acquired certain Wyoming properties when Ur-Energy USA Inc. entered into the Membership Interest Purchase Agreement (“MIPA”) with New Frontiers Uranium, LLC in 2005.  Under the terms of the MIPA, the Company purchased 100% of NFU Wyoming, LLC.  Assets acquired in this transaction include the Lost Creek Project, other Wyoming properties and development databases.  NFU Wyoming was acquired for aggregate consideration of $24,515,832 (US$20,000,000) plus interest. Since 2005, the Company has increased its holdings adjacent to the initial Lost Creek acquisition through staking additional claims and additional property purchases and leases.

A royalty on future production of 1.67% is in place with respect to 20 mining claims at the Lost Creek Project. There is a royalty on the State of Wyoming section under lease at the project, as required by law; however, no production from the state lease is currently anticipated.  Other royalties exist on certain mining claims on the LC South and EN Projects, and the State of Wyoming leases at the LC West and EN Projects. There are no royalties on the mining claims in the LC North, LC East or LC West Projects.

In February 2012, the Company acquired additional land and claims adjacent to Lost Creek through an asset exchange for a drilling database on an area not currently being evaluated by the Company. The estimated fair value of the data base was approximately $1 million and the gain is recognized in other income in the current year.

Other U.S. Properties

The Company holds other mineral properties in Wyoming as well as other exploration properties.

During the years 2011 and 2010, the Company entered into a number of lease agreements to acquire surface and mineral rights in Nebraska in anticipation of an exploration project in that area.

During the year ended December 31, 2010, the Company wrote off mineral property costs of $381,252 associated with the Kaycee claims in Wyoming.

Canada

The Company's Canadian properties include Screech Lake and Gravel Hill, which are located in the Thelon Basin, Northwest Territories and Bugs, which is located in the Baker Lake Basin, Nunavut.

Impairment testing

As a part of their annual mineral property analysis, management reviewed all of its significant mineral properties for potential impairment as at December 31, 2012.

Other than for those properties written off during 2010, management did not identify impairment indicators for any of its mineral properties.